Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
The sources of loss before income tax benefit are as follows:

	For the year ended December 31,
(In thousands)	2022	2021
Current:
Federal	$(346,468)	$(225,970)
Foreign	114,149	(116,803)

Total	$(232,319)	$(342,773)

Income tax benefit consisted of the following:

	For the year ended December 31,
(In thousands)	2022	2021
Current:
Federal	$—	$39
State	159	26
Foreign	—	—

Total current expense	159	65

Deferred:
Federal	(7,192)	(1,520)
State	(1,435)	(167)
Foreign	(916)	(815)

Total deferred benefit	(9,543)	(2,502)

Income tax benefit	$(9,384)	$(2,437)

Income tax benefit differed from the amount that would be provided by applying the U.S. federal statutory rate due to the following:

	For the year ended December 31, 2022		For the year ended December 31, 2021
(In thousands)	Amount	Tax Rate	Amount	Tax Rate
Income (loss) before income tax	$(232,319)		$(342,773)
Federal statutory income tax	(48,787)	21.00%	(71,982)	21.00%
State income tax, net of federal benefit	(9,324)	4.01%	(147)	0.04%
Foreign differential rate	(357)	0.15%	(138)	0.04%
Goodwill impairment	18,380	(7.91)%	60,952	(17.79)%
Transactions costs	187	(0.08)%	7,523	(2.20)%
Permanently disallowed interest expense	2,544	(1.10)%	1,663	-0.48%
Valuation allowance	51,670	(22.24)%	—	—%
Deconsolidation of subsidiary	(24,766)	10.66%	—	—%
Other	1,069	(0.46)%	(308)	0.10%

Effective income tax rate	$(9,384)	4.04%	$(2,437)	0.71%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred taxes are as follows:

(In thousands)	December 31, 2022	December 31, 2021
Deferred Tax Assets
Accrued expenses	$5,863	$4,877
Transactions costs	88	139
Net operating loss carryforwards	10,208	6,859
Stock compensation	2,109	2,220
Allowance of doubtful accounts	4,097	6,317
Disallowed interest expense	789	447
Unrealized (gain) loss from fair market value adjustment on derivatives	14	(13,635)
Investment in Glocal	40,432	—
Other	865	—

Total deferred tax assets	$64,465	$7,224

Deferred Tax Liabilities
Property, plant and equipment	$(1,169)	$(9,287)
Intangibles	(5,156)	(28,166)
Convertible debt accretion	(7,670)	1,980
Other	—	(32)

Total deferred tax liabilities	(13,995)	(35,505)

Less: Valuation allowance	(51,670)	—

Net deferred tax asset (liability)	$(1,200)	$(28,281)

We evaluate our deferred tax assets periodically to determine if valuation allowances are required. Ultimately, the realization of deferred tax assets is dependent upon generation of future taxable income during those periods in which temporary differences become deductible and/or tax attributes can be utilized. To this end, we consider the level of historical taxable income, the scheduled reversal of deferred tax liabilities, tax-planning
strategies, and projected future taxable income. Based on these above considerations, we believe it is more likely than not that a portion of the benefit from the deferred tax assets will not be realized, and as such has recorded a valuation allowance of $51.7 million against our deferred tax assets as of December 31, 2022.
As a result of the deconsolidation of Glocal (see Note 1,
Organization and Business
, for further information), deferred tax liabilities related to certain intangibles were written off, and we recorded a deferred tax asset related to the book to tax basis difference in the Glocal investment.
As of December 31, 2022, the Company had approximately $7.8 million of federal net operating loss (“NOL”) carryforward and $1.4 million of state NOL carryforward. The federal NOL carryforward will carry forward indefinitely. The state NOL carryforward will begin expiring in 2032. A valuation allowance has been recorded against these deferred tax assets.
As of December 31, 2022 and 2021, respectively, we had no accumulated unremitted earnings from foreign subsidiaries.

The following table summarizes the activity related to our unrecognized tax benefits:

	For the year ended December 31,
	2022	2021
Beginning balance	$1,703	$—
Changes for prior year tax positions	(1,703)	1,703

Ending balance	$—	$1,703

As of December 31, 2021 we had $1.7 million of total unrecognized tax benefits, all of which was related to the foreign operations of Glocal. As Glocal was deconsolidated from the group as of June 30, 2022, the uncertain tax positions of this entity are no longer considered within the consolidated financial statements, and therefore as of December 31, 2022 there are no material uncertain tax positions recorded.
The Internal Revenue Service (“IRS”) audited Thrasys’ 2008 and 2009 tax returns for the proper year of inclusion of approximately $15.0 million long-term capital gain on the sale of certain intellectual property rights. Thrasys originally reported the gain on its 2010 S Corporation tax return, matching the year of inclusion for financial accounting purposes. The corporate level tax was paid to California and Thrasys passed the gain through to its shareholders. The IRS has asserted that Thrasys owes C Corporation tax of approximately $5.0 million for 2008, or in the alternative, Thrasys owes C Corporation tax of approximately $5.0 million for 2009 as a built in gain. In addition, Thrasys could be assessed additional California franchise tax of approximately $1.3 million. Additionally, if additional income taxes are imposed, interest will be charged at approximately 4% per year, compounded annually, resulting in potential interest of approximately $3.0 million. The IRS has not asked that penalties be imposed.
The matter is currently pending before the U.S. Tax Court, Docket
11565-15.
There are related tax cases for some of the shareholders for additional income taxes due if the gain is shifted to 2009. On December 4, 2018, the IRS filed a motion for summary judgment in Thrasys, Inc. v. Commissioner (T.C. Memo
2018-199);
however, Thrasys prevailed, and the motion was denied. In January 2020, Thrasys filed a motion for summary judgment arguing that either the gain was properly reported in 2010 and all taxes have been paid or in the alternative it should have been taxable in 2009 with no built-in
gains tax. In both cases, there would be no additional income tax due for 2008 or 2009. The IRS filed an objection to Thrasys’ motion. On March 3, 2021, the U.S. Tax Court, without consideration of the merits of the case, issued a very brief court order dismissing Thrasys’ motion. Had the motion been granted, the need for a trial would have been obviated. Counsel for the IRS has contacted counsel for Thrasys and has offered to join Thrasys in a motion to have the case decided without trial. This and other alternatives are now under consideration. Thrasys intends to vigorously defend its position in the case and believes it will prevail if the case is taken to trial. Thrasys has accrued $0.2 million representing probable additional taxes and interest imposed, in other current liabilities in the consolidated balance sheets.
Our tax years remain open to examination from 2008 in the U.S.